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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported)  March 27, 2001
                                                          --------------

                            The Netplex Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   New York
                                   --------
                (State or Other Jurisdiction of Incorporation)
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
             1-11784                                      11-2824578
             -------                                      ----------
      (Commission File Number)            (I.R.S. Employer Identification Number)

   1800 Robert Fulton Drive, Suite 250
           Reston, Virginia                                 20191
           ----------------                                 -----
  (Address of Principal Executive Offices)               (Zip Code)

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                                 (703) 716-4777
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.


1.  Announcement of Earnings.
    ------------------------

          On March 27, 2001, the Company announced its earnings for the fourth fiscal quarter and year end results for 2000. The press release containing such announcement is attached as Exhibit 1.
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Signatures
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          In accordance with the requirements of the Securities Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    The Netplex Group, Inc.



Date:  March 28, 2001               By: /s/ Gene F. Zaino
                                        --------------------------
                                        Gene F. Zaino, Chairman of the Board,
                                        President and Chief Executive Officer

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